 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 10, 2007

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ZULU ENERGY CORP.

(Name of Small Business issuer in its charter)

                   COLORAD0                           000-52272              20-343739 1

     (State or other jurisdiction of            (Commission File No.)    (IRS Employer

      incorporation or organization)                                                 Identification No.)

1428 Second Avenue
Suite 2C
New York, NY 10028

 (Address of principal executive offices)

(718) 909-5080

(Registrant’s telephone number)

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Item 5.  Other Events

On July 10, 2007 the Board of Directors voted unanimously to change the capitalization of the Registrant as follows:  common stock 500,000,000 shares authorized

 Preferred stock 10,000,000 shares authorized

Item 9.01. Financial Statements And Exhibits.

EXHIBITS

Exhibit 99.1 Board Minutes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 10, 2007

ZULU Energy Corp.

/s/ Brant E. Hodyno

     Brant E. Hodyno,   President, Secretary Treasurer, Chief Executive Officer and Principal  Accounting Officer.